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Transamerica Multi-Managed Balanced
Summary Prospectus March 1, 2017, as revised May 24, 2017

Class A (IBALX)	Class B (IBABX)	Class C (IBLLX)	Class I (TBLIX)	Class R1 (None)	Class R6 (TAMMX)

Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated March 1, 2017, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2016, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 296 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees[1]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.18%	0.45%	0.16%	0.17%	0.21% [2]	0.06%
Total annual fund operating expenses	1.08%	2.10%	1.81%	0.82%	1.36%	0.71%
1	Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement and the portfolio’s payment of a single management fee effective March 1, 2016. Management fees have also been restated to reflect a reduction in management fees effective July 31, 2016.
2	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$654	$875	$1113	$1795
Class B	$713	$958	$1229	$2170
Class C	$284	$569	$ 980	$2127
Class I	$ 84	$262	$ 455	$1014
Class R1	$138	$431	$ 745	$1635
Class R6	$ 73	$227	$ 395	$ 883
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$654	$875	$1113	$1795
Class B	$213	$658	$1129	$2170
Class C	$184	$569	$ 980	$2127
Class I	$ 84	$262	$ 455	$1014
Class R1	$138	$431	$ 745	$1635
Class R6	$ 73	$227	$ 395	$ 883
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.

Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility, may disrupt markets or may otherwise adversely affect their performance or value. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any limitation of the fund’s expenses, total returns would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to a previous sub-adviser.
Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to the previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2016)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				12/02/1994
Return before taxes	1.61%	8.03%	6.16%
Return after taxes on distributions	1.23%	6.85%	5.00%
Return after taxes on distributions and sale of fund shares	1.19%	6.10%	4.74%
Class B	1.40%	8.10%	6.09%	10/01/1995
Class C	5.74%	8.54%	6.12%	11/11/2002
Class I	7.78%	9.62%	11.04%	11/30/2009
Class R6	7.95%	N/A	3.55%	05/29/2015
S&P 500® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Brian Westhoff, CFA	Portfolio Manager	since 2014
Doug Weih, CFA	Portfolio Manager	since 2014
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar Nagarajan	Portfolio Manager	since 2017
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. MSPA0317MMB-A